Fees Summary	Oct. 22, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 253.61
Total Fee Amount	253.61
Total Transaction Valuation	1,656,494.88
Total Offset Amount	0.00
Net Fee	$ 0.00